 March 10, 2005

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549
         Re:      The Prudential Qualified Individual Variable Contract Account
                  File No. 811-03625

                  Prudential Qualified Variable Investment Plan
                  File No. 002-81318
Dear Commissioners:

On behalf of Prudential Insurance Company of America and The Prudential Qualified Individual Variable Contract Account (the "Account"), we hereby submit pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (the "Act"), that the Account's annual report for the period ending December 31, 2004 has been transmitted to contract owners in accordance with Rule 30e-2(a) under the Act. In addition to information transmitted herewith, we incorporate by reference the following annual reports with respect to the following specific portfolios: The Prudential Series Fund, Inc.: Conservative Balanced, Diversified Bond, Equity, Flexible Managed, Global, Government Income, High Yield Bond, Jennison, Money Market, Natural Resources, Prudential Value, Small Capitalization Stock and Stock Index Portfolios.

Filer/Entity:            The Prudential Series Fund, Inc.
Registration No.:     811-03623
CIK No.               0000711175
Accession No.:      0001193125-05-045678
Date of Filing:         3/10/2005

If you have any questions regarding this filing, please contact me at (973) 802-6997.

Sincerely,

/s/C. Christopher Sprague
C. Christopher Sprague
Vice President, Corporate Counsel